© 2012 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
May 8, 2012
Earnings Webcast & Conference Call
Third Quarter Fiscal Year 2012
Exhibit 99.2

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements that are not historical in nature, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.  In particular, information appearing in the “Fiscal Year 2012 Financial Guidance” section and statements about our future financial performance are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2011 (the “2011 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange
Commission.  All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2011 Annual Report.  These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s sevices with favorable pricing terms; changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures;
and competitive conditions.  Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
Non-GAAP Financial Measures
In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results.  Net earnings, diluted earnings per share and pre-tax earnings margins excluding the Penson Impairment charges and the IBM Migration costs, and free cash flow are Non-GAAP measures.  These measures are adjusted to exclude costs to be incurred in connection with the Penson Impairment charges and the IBM Migration costs as
Broadridge believes this information helps investors understand the effect of the Penson Impairment charges and the IBM Migration costs on reported results and provides a better representation of our actual performance.  Free cash flow is a Non-GAAP measure and is defined as cash flow from operating activities, less capital expenditures and purchases of intangibles.  Management believes such Non-GAAP measures provide investors with a more complete understanding of Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods.  Accompanying this release is a reconciliation of Non-GAAP measures to the comparable GAAP measures.
Pre-Spin Financial Information
Financial information presented for periods prior to the March 30, 2007 spin-off of Broadridge from Automatic Data Processing, Inc. (“ADP”)
represents the operations of the brokerage services business which were operated as part of ADP.  Broadridge’s financial results for periods before the spin-off from ADP may not be indicative of our future performance and do not necessarily reflect what our results would have been had
Broadridge operated as a separate, stand-alone entity during the periods presented, including changes in our operations and capitalization as a result of the spin-off from ADP.
Use of Material Contained Herein
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.
Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge
Financial Solutions, Inc., which owns the copyright.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

Today’s Agenda
Opening Remarks and Other Rich Daly, CEO
Key Topics
Third Quarter and YTD FY 2012 Dan Sheldon, CFO
Highlights and Segment Results
Summary Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Closing Remarks Rich Daly, CEO

3 Opening Remarks Key Topics: Financial Highlights Closed Sales Performance

Financial Highlights
Solid revenue growth
Revenues were up 4% for the quarter
•
Recurring revenues were up 9%
–
Approximately 50% organic and 50% from acquisitions
•
Event-driven revenues down slightly for the quarter
Year-to-date revenues were up 8%
•
Recurring revenues were up 13%
Non-GAAP diluted earnings per share (EPS) were up
Third quarter Non-GAAP diluted EPS of $0.28 were up 12%
•
Primarily due to increased revenues and cost containment
Year-to-date Non-GAAP diluted EPS of $0.55 were up 25%
Penson
Conversion completed in January 2012, processing completely on Broadridge platform
Impairment charge on Penson note receivable
Restructuring efforts continue
Full year guidance
Reaffirming Non-GAAP diluted EPS of $1.50 to $1.60
Revenue growth range now 7% to 8%

Closed Sales Performance
Year-to-date recurring revenue closed sales were $79M vs
$72M in the prior year
ICS recurring revenue closed sales year-to-date were $44M
SPS recurring revenue closed sales year-to-date were
$35M
Pipeline remains strong across existing and new products
Reaffirming our full year recurring revenue closed sales
guidance of $110M to $150M

Revenue Growth Drivers, EBIT and Free Cash Flow
Free cash flow excluding IBM Migration costs of ~$73M and Penson’s conversion costs of ~$20M are expected to increase FY12 range from $136-188M to ~$230-280M
(Recurring)
Closed Sales
EBIT Margin (Non-GAAP)
Historical CAGR Actual 3Q 3Q YTD Forecast
(FY05-FY10)
FY11 FY12 FY12
FY12
6% (2)%
Total Revenue Growth
4% 8% 7-8%
4% 3% 3% 3% 4%
(2)% (1)%
Client Losses
(1)% (1)% (1)%
2% 2%
Net New Business
2% 2% 3%
3% 1%
Internal Growth
(a)
1% 2% 1%
0% 4%
Acquisitions
3% 4% 3%
5% 7%
Total Recurring
6% 8% 7%
1% (6)%
Event-Driven
(b)
(1)% (1)% 0%
0% (4)%
Distribution
(c)
(1)% 1% 0-1%
0% 1%
FX/Other
0% 0% 0%
13.1%
11.1% 8.0%
13.6-14.1%
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications Fulfillment
(c) Distribution includes pass-through fees from Matrix

Penson – Impairment Analysis
Note Receivable - full principal amount of ~$21M charge in Q3 –
Balance $0M (cancellation due to Penson restructuring)
Long-Term Investments (Penson Stock) - ~$11M charge YTD –
Balance ~$2M (Other-than-temporary impairment/mark-to-
market)
Deferred Client Conversion and Start-up Costs - Balance ~$47M
(anticipate recoverability at this time based upon projected future cash flows)

Segment Results & Forecast –
Investor Communication Solutions
Recurring business activities continue to provide momentum and drive the quarter, YTD, and the expected full year results
Net new business (closed sales less client losses), acquisitions, and internal growth on track to contribute 12% recurring fee growth and 6 points to total revenue on a full year basis
Client revenue retention levels at 99% which we expect to maintain
YTD internal growth factors trending in line with full year expectations (equity position growth +1%, interim position growth +9%)
Event-driven fee revenue outlook slightly behind prior guidance
Change in revenue guidance primarily driven by distribution mix
Higher recurring fee revenue and cost containment initiatives expected to lead to 90 to 150 bps margin improvement
Revenue/Growth
EBIT/Growth
Margin/Growth
YTD:
Q3:
FY12:
$374M / 1%
$1,004M / 7%
$1,648 to 1,655M / 6%
$37M / 23%
$56M / 43%
$241 to 251M / 13 to 18%
9.9% / 170 bps
5.6% / 150 bps
14.6 to 15.0% / 90 to 150 bps
(Non-GAAP)
(Non-GAAP)

Segment Results & Forecast –
Securities Processing Solutions
Q3 and YTD revenues up ~10%, split 50/50 between new business and a combination of acquisitions and the Penson outsourcing agreement which is expected to continue for the rest of the year
Closed sales in Q3 of $6M.  YTD closed sales are $35M with a full year forecast of $45-
65M.  Upper end of range dependent on closing larger deals
Client revenue retention rate of 99%
Non-trade growth driven by acquisitions
Lower trade volumes
Margins negatively impacted for quarter and YTD by reduction of trade volumes and integration of Paladyne acquisition
Revenue/Growth
EBIT/Growth
Margin/Growth
YTD:
Q3:
FY12:
$169M / +10%
$489M / +11%
$654 to 660M / +10 to +11%
$25M / (8)%
$73M / +8%
$91 to 97M / +5 to +11%
14.6% / (300) bps
14.9% / (30) bps
13.9 to 14.7% / (80) to +0 bps
(Non-GAAP) (Non-GAAP)

Summary
Solid operating results for the quarter and year-to-date
Recurring fee revenue and closed sales results continue to be strong
Event-driven revenues have not returned to historical normal levels
Non-GAAP earnings were up for the quarter and year-to-date
Strong closed sales pipeline, strong brand and expanding product breadth
Anticipate IBM data center migration will be substantially completed by fiscal year-end
Acquisitions have been successfully integrated
Earnings Guidance
7% to 8% revenue growth
$1.50 to $1.60 Non-GAAP diluted EPS
Expect to provide EPS guidance of  $1.80 in FY13 contingent on:
99% client revenue retention
Continuing strong closed sales
Return of event-driven revenues to historical normal levels should generate an incremental $0.20 EPS in FY13

Q&A There are no slides during this portion of the presentation 11

Closing Comments There are no slides during this portion of the presentation 12

Appendix 13

Segment Results & Forecast –
Other & Foreign Exchange (FX)
Corporate
Expenses:
Q3 results as expected
Penson Impairment charges: Non-cash YTD charges consist of common stock ($11M)
and note receivable ($21M)
Interest,
net:
FY12 reflects higher average debt balance and refinancing of our credit facilities
YTD
3Q12 3Q12 Low High
Corporate Expenses $(5)M $(18)M $(28)M $(32)M
IBM Migration costs $(6)M $(13)M $(33)M $(33)M
Penson Impairment charges $(22)M $(32)M $(32)M $(32)M
Interest Expense, net $(3)M $(10)M $(14)M $(14)M
FX - P&L - Revenue $3M $10M $9M $15M
- EBIT $4M $9M $10M $12M
- Transaction Activity $(1)M $(1)M $(1)M $(1)M
FY12 Range

Broadridge 3Q and YTD from Continuing Operations
Revenue Earnings
FY11 FY12 FY11 FY12 FY11 FY12 FY11 FY12
Q3 Q3 YTD Q3 YTD Q3 ($ in millions) Q3 Q3 YTD Q3 YTD Q3
$369 $374 $942 $1,004 ICS $30 $37 $39 $56
3% 1% -11% 7%
Growth %  /  Margin %
8.2% 9.9% 4.1% 5.6%
$154 $169 $442 $489 SPS $27 $25 $67 $73
15% 10% 11% 11%
Growth %  /  Margin %
17.6% 14.6% 15.2% 14.9%
$523 $543 $1,384 $1,493 Total Segments $57 $62 $106 $129
7% 4% -5% 8%
Margin %
10.9% 11.4% 7.7% 8.6%
$0 $0 $0 $0 Other
(a)
($7) ($4) ($17) ($17)
$4 $3 $7 $10 FX
(b)
$3 $3 $6 $8
$527 $547 $1,391 $1,503 Total Broadridge (Non-GAAP)
(a)
$53 $60 $95 $120
7% 4% -5% 8%
Growth %  /  Margin %
10.1% 11.1% 6.8% 8.0%
Interest & Other
(c)
($2) ($3) ($6) ($10)
Total EBT (Non-GAAP)
(a),(c)
$51 $57 $89 $110
Margin %
9.7% 10.4% 6.4% 7.3%
Income taxes
(a),(c)
($18) ($21) ($32) ($40)
Tax Rate 36.2% 37.2% 36.2% 36.6%
Total Net Earnings (Non-GAAP)
(a),(c)
$33 $36 $57 $70
Margin %
6.2% 6.6% 4.1% 4.7%
IBM Migration costs $0 ($4) $0 ($8)
Penson Impairment charges
(d)
$0 ($14) $0 ($20)
Non-GAAP Items (Net of Taxes) $0 ($18) $0 ($28)
Total Net Earnings (GAAP) $33 $18 $57 $42
Margin %
6.2% 3.3% 4.1% 2.8%
(a)
Diluted Shares 128 128 129 127
Diluted EPS (Non-GAAP)
(a),(c)
$0.25 $0.28 $0.44 $0.55
Diluted EPS (GAAP) $0.25 $0.14 $0.44 $0.33
(b) Includes impacts of FX P&L and FX Transaction Activity.
(d) Represents impairment charges on the Penson common stock and Penson note receivable.
(a) FY12 Q3 excludes the IBM Migration costs of $6M (after tax $4M, or $0.03 EPS impact). FY12 YTD Q3 excludes the IBM Migration costs of $13M (after tax $8M, or $0.06 EPS impact).
(c) FY12 Q3 excludes Penson Impairment charges of $23M (after tax $14M, or $0.11 EPS impact). FY12 YTD Q3 excludes Penson Impairment charges of $32M (after tax $21M, or $0.16 EPS impact).
* Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million diluted weighted-
average outstanding shares guidance.

Broadridge FY12 Guidance from Continuing Operations
Revenue
FY11 FY12 Range
Actual
Low High
$1,559 $1,648 $1,655
-7% 6% 6%
$594 $654 $660
11% 10% 11%
$2,153 $2,302 $2,315
-2% 7% 8%
$0 $0 $0
$14 $9 $15
$2,167 $2,311 $2,330
-2% 7% 8%
Recurring Closed Sales
FY12 Range
Segments Low High
ICS $65 $85
SPS $45 $65
Total $110 $150
FY11 FY12 Range
Actual
Low High
$213 $241 $251
13.7% 14.6% 15.2%
$87 $91 $97
14.7% 13.9% 14.7%
$301 $332 $348
14.0% 14.4% 15.0%
($25) ($28) ($32)
$9 $9 $11
$285 $314 $328
13.1% 13.6% 14.1%
($8) ($14) ($14)
$276 $300 $314
12.7% 13.0% 13.5%
($100) ($108) ($110)
36.3% 36.0% 35.0%
$176 $192 $204
8.1% 8.3% 8.8%
($4) ($21) ($21)
- ($21) ($21)
($4) ($42) ($42)
$172 $150 $162
7.9% 6.5% 7.0%
128 128 128
$1.37 $1.50 $1.60
$1.34 $1.18 $1.28
Earnings
($ in millions)
ICS
SPS
Total Segments
Margin %
Margin %
Tax Rate
Margin %
IBM Migration costs
Non-GAAP Items (Net of Taxes)
Total Net Earnings (GAAP)
Margin %
Diluted Shares
Diluted EPS (GAAP)
(a)
(b)
(a)
(c)
(a),(c)
(a),(c)
(a),(c)
(d)
(a),(c)
Other
FX
Interest & Other
Income taxes
Penson Impairment charges
Diluted EPS (Non-GAAP)
Total EBT (Non-GAAP)
Total Net Earnings (Non-GAAP)
(b) Includes impacts of FX P&L and FX Transaction Activity.
(d) Represents impairment charges on the Penson common stock and Penson note receivable.
(a) FY11 excludes the IBM Migration costs of $6M, after-tax $4M, or $0.03 EPS impact. FY12 excludes the IBM Migration costs of $13M (after tax $8M, or
$0.06 EPS impact).
(c) FY12 excludes Penson Impairment charges of $32M (after tax $21M, or $0.16 EPS impact).
* Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million diluted weighted-average outstanding shares guidance.
Growth %  /  Margin %
Growth %  /  Margin %
Growth %  /  Margin %
Total Broadridge (Non-GAAP)

Cash Flow – YTD FY12 Results and FY12 Forecast
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million diluted weighted-
average shares outstanding guidance.
(b) Includes IBM Migration costs of $(21)M and ~$(33)M for YTD Q3FY12 actual and FY12 guidance, respectively.
(c) FY12 range presented in this table includes the impact of ~$(73)M due to IBM Migration costs.  When the IBM Migration costs are excluded from the FY12 range, free cash flow would be ~$210M to ~$260M, with the mid-point of ~$235M.
Nine Months Ended
March 2012
Low High
Free Cash Flow
(Non-GAAP)
:
Net earnings from continuing operations (GAAP) 42 $                           150 $                 162 $
Depreciation and amortization (includes other LT assets) 68 95 100
Stock-based compensation expense 22 31 31
Other 11 17 27
Subtotal 143 293 320
Working capital changes 27 (15) (15)
Long-term assets and liabilities changes
(b)
(59) (55) (45)
Net cash flow provided by continuing operating activities 111 223 260
Cash Flows From Investing Activities
IBM / ITO data center investment
(7) (15) (10)
(7) (7) (7)
Capital expenditures and software purchases (25) (65) (55)
Free cash flow (Non-GAAP)
(c)
72 $                           136 $                 188 $
Cash Flows From Other Investing and Financing Activities
Acquisitions (72) (73) (73)
Stock repurchases net of options proceeds 1 1 1
Proceeds from borrowing net of debt repayments 40 - -
Dividends paid (58) (78) (78)
Other (5) (5) 5
Net change in cash and cash equivalents (23) (19) 43
Cash and cash equivalents, at the beginning of year 242 242 242
Cash and cash equivalents, at the end of period 219 $                         223 $                 285 $
(In millions)
Unaudited
Free Cash Flow (Non-GAAP)
FY12 Range
(a)

Closed Sales to Revenue Contribution
Recurring Closed Sales to Revenue
($ in millions)
Closed Sales Revenue Contribution
(a)
Forecast Forecast
Backlog
(b)
FY12 FY12
ICS $65-85 ~$45-65 ~$40-50
~Contribution to revenue growth ~4%
SPS $45-65 ~$30-35 ~$80-100
~Contribution to revenue growth ~5%
Total Recurring Closed Sales
$110-150 ~$75-100 ~$120-150
~Contribution to revenue growth ~4%
(a)
Revenue from current year and prior year Closed Sales.
(b)
Closed Sales that will convert to revenue in future years.

Revenues and Closed Sales FY05-FY12
($ in millions)
FY05-10 Forecast
Event-Driven Fee Revenues
(a)
FY05 FY06 FY07 FY08 FY09 FY10 CAGR FY11 FY12
Mutual Fund Proxy
51 $         61 $         79 $         92 $         55 $         150 $       24% 39 $         27 $
Mutual Fund Supplemental
39 $         43 $         51 $         49 $         58 $         48 $         4% 44 $         45 $
Contest/ Specials/ Other Communications
38 $         49 $         73 $         59 $         67 $         59 $         9% 52 $         52 $
Total Event-Driven Fee Revenues 128 $       153 $       203 $       200 $       180 $       257 $       15% 135 $       124 $
Growth 20% 33% -1% -10% 43% -47%
Recurring Distribution Revenues (b) 496 $       562 $       593 $       580 $       567 $       564 $       3% 573 $       ~$615
Growth 13% 6% -2% -2% -1% 2%
ED Distribution Revenues
(b)
153 $       169 $       228 $       228 $       190 $       217 $       7% 131 $       ~$110
Growth 10% 35% 0% -17% 14% -39%
Total Distribution Revenues 649 $       730 $       821 $       808 $       757 $       781 $       4% 704 $       ~$725
Growth 12% 12% -2% -6% 3% -10%
(a) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(b) Includes reclassification of Pre-sale Fulfillment related distribution revenues and Matrix pass-through administrative services from event-driven revenues to recurring revenues.
($ in millions)
FY05-10 Forecast FY11-12
Recurring Fee Revenues FY05 FY06 FY07 FY08 FY09 FY10 CAGR FY11 FY12 Growth Rates
ICS 444 $         513 $         519 $          558 $         583 $          610 $        7% 650 $        $702-705 8%
Growth 16% 1% 8% 4% 5% 7%
SPS 459 $         458 $         509 $          515 $         537 $          513 $        2% 522 $        $545-552 4-6%
Growth 0% 11% 1% 4% -4% 2%
Segment Recurring Fee Revenues 903 $         971 $         1,028 $       1,073 $      1,120 $       1,123 $    4% 1,172 $    $1,247-1,257 6-7%
Growth 7% 6% 4% 4% 0% 4%
Acquisitions 0 $              18 $            28 $             28 $            33 $             45 $          NM* 141 $        ~$210 ~50%
Total Recurring Fee Revenues 903 $         988 $         1,056 $       1,101 $      1,153 $       1,168 $    5% 1,313 $    $1,455-1,465 11-12%
9% 7% 4% 5% 1% 12%
Event-Driven 128 $         153 $         203 $          200 $         180 $          257 $        15% 135 $        $124 (8)%
Growth 20% 33% -1% -10% 43% -47%
Distribution 649 $         730 $         821 $          808 $         757 $          781 $        4% 704 $        ~$725 ~3%
Growth 12% 12% -2% -6% 3% -10%
Other/FX (25) $          (19) $          (12) $           22 $            (17) $           4 $            NM* 14 $          ~$12 NM*
Total BR Revenues 1,656 $      1,853 $      2,068 $       2,131 $      2,072 $       2,209 $    6% 2,167 $    $2,311-2,330 7-8%
Growth 12% 12% 3% -3% 7% -2%
Recurring Closed Sales 77 $            92 $            63 $             82 $            95 $             119 $        9% 113 $        $110-150
Growth 19% -32% 30% 16% 25% -5%
*NM= Not Meaningful
(cumulative)
Acquisitions
~5%
Growth Contribution
Organic
~6%
Growth Contribution

Reconciliation of Non-GAAP to GAAP Measures
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million diluted weighted-
average shares outstanding guidance.
(b) Includes IBM Migration costs of $(21)M and ~$(33)M for YTD Q3FY12 actual and FY12 guidance, respectively.
(c) FY12 range presented in this table includes the impact of ~$(73)M due to IBM Migration costs. When the IBM Migration costs are excluded from the FY12 range, free cash flow would be ~$210M to ~$260M, with the mid-point of ~$235M.
Nine Months Ended
March 2012 Low High
Free Cash Flow (Non-GAAP) :
Net earnings from continuing operations (GAAP) 42 $                           150 $                 162 $
Depreciation and amortization (includes other LT assets) 68 95 100
Stock-based compensation expense 22 31 31
Other 11 17 27
Subtotal 143 293 320
Working capital changes 27 (15) (15)
Long-term assets and liabilities changes
(b)
(59) (55) (45)
Net cash flow provided by continuing operating activities 111 223 260
Cash Flows From Investing Activities
IBM / ITO data center investment   (7) (15) (10)
Penson (7) (7) (7)
Capital expenditures and software purchases (25) (65) (55)
Free cash flow (Non-GAAP)
(c)
72 $                           136 $                 188 $
(In millions)
Unaudited
Free Cash Flow (Non-GAAP)
FY12 Range
(a)
EBIT Reconciliation 3Q11 3Q12 YTD11 YTD12 FY11 FY12 Range
($ in millions)
Actual Actual Actual Actual Actual Low High
EBIT from continuing operations (Non-GAAP / excluding IBM Migration costs) $53 $60 $94 $120 $285 $314 $328
Margin % 10.1% 11.1% 6.8% 8.0% 13.1% 13.6% 14.1%
Interest & Other ($2) ($3) ($6) ($10) ($8) ($14) ($14)
Total EBT from continuing operations (Non-GAAP / excluding IBM Migration costs and Penson Impairment charges) $51 $57 $88 $110 $276 $300 $314
Margin %
9.7% 10.4% 6.4% 7.3% 12.7% 13.0% 13.5%
IBM Migration costs $0 ($6) $0 ($13) ($6) ($33) ($33)
Penson Impairment charges $0 ($22) $0 ($32) $0 ($32) ($32)
Total EBT (GAAP) $51 $29 $88 $66 $270 $235 $249
Margin % 9.7% 5.3% 6.4% 4.4% 12.5% 10.2% 10.7%
EPS Reconciliation
Diluted EPS from continuing operations (Non-GAAP) $0.25 $0.28 $0.44 $0.55 $1.37 $1.50 $1.60
IBM Migration costs 0.00 (0.03) 0.00 (0.06) (0.03) (0.16) (0.16)
Penson Impairment charges 0.00 (0.11) 0.00 (0.16) 0.00 (0.16) (0.16)
Diluted EPS from continuing operations (GAAP) $0.25 $0.14 $0.44 $0.33 $1.34 $1.18 $1.28

One-time Items
(For Informational Purposes Only)
One-Time Restructuring and Acquisition Related Costs (a) 3Q11 3Q12 YTD11 YTD12 FY11 FY12 Range
Actual Actual Actual Actual Actual Low High
Deal Costs (b)
($2) $0 ($3) ($2) ($2) ($2) ($2)
Amortization of Intangibles
($5) ($7) ($9) ($18) ($15) ($24) ($24)
Integration Costs
($1) -             ($1) -             ($2) ($3) ($3)
Total One-Time Acquisition Related Costs
($8) ($7) ($13) ($20) ($19) ($29) ($29)
Diluted EPS impact
($0.04) ($0.03) ($0.07) ($0.10) ($0.09) ($0.14) ($0.14)
(a) Although not excluded from our GAAP financial information, management believes these items could be excluded from the GAAP financials when assessing the overall business performance.
(b) Deal Costs include only costs related to closed transactions.

ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Fee Revenues
3Q11 3Q12 YTD FY11 YTD FY12 Type
Proxy
Equities 31.1 $        31.7 $        81.2 $         80.1 $           RC
   Stock Record Position Growth 0% 4% -1% 1%
   Pieces 25.6              24.5              69.6               66.1
Mutual Funds 12.8 $        5.5 $          30.1 $         19.3 $           ED
   Pieces 16.9              6.6                41.0               29.6
Contests/Specials 2.1 $          3.0 $          10.3 $         9.7 $            ED
   Pieces 2.1                3.0                10.9               10.7
Total Proxy 46.0 $        40.2 $        121.6 $       109.1 $
   Total Pieces 44.6              34.2              121.5            106.5
Notice and Access Opt-in % 61% 69% 57% 66%
Suppression % 52% 58% 50% 56%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 30.0 $        33.5 $        76.5 $         84.7 $           RC
   Position Growth 8% 7% 9% 9%
   Pieces 146.4            168.8            386.1            438.1
Mutual Funds (Supplemental Prospectuses) & Other 14.3 $        15.9 $        34.1 $         34.9 $           ED
   Pieces 86.4              86.8              198.1            191.2
Total  Interims 44.3 $        49.4 $        110.6 $       119.6 $
   Total Pieces 232.8            255.7            584.2            629.3
Transaction
Transaction Reporting/Customer Communications 45.4 $        47.7 $        118.0 $       123.9 $         RC
Reporting
Fulfillment
Fulfillment (a) 28.5 $        31.6 $        85.4 $         94.7 $           RC
Other
Other - Recurring (b) 22.1 $        25.8 $        37.5 $         76.8 $           RC
Communications
Other - Event-Driven (c) 11.3 $        12.1 $        25.6 $         27.7 $           ED
Total Other 33.4 $        37.9 $        63.3 $         104.5 $
Total Fee Revenues 197.6 $       206.8 $       # 499.0 $       551.6 $
Total Distribution Revenues (d) 171.3 $       167.2 $       443.5 $       452.2 $
Total Revenues as reported - GAAP 368.9 $       374.0 $       942.5 $       1,003.8 $      Q3 FY12 Ranges
Low High
Total RC Fees 157.1 $       170.3 $       398.9 $       460.1 $         801 $      805 $
Total ED Fees 40.5 $        36.5 $        100.1 $       91.5 $           124 $      124 $
Q3 FY12 Ranges
Low High
Sales 2% 2% 2% 3% 4% 4%
Losses 0% -1% 0% -1% -1% -1%
Key
Net New Business 2% 1% 2% 2% 3% 3%
Revenue
Internal growth 1% 2% 0% 2% 1% 1%
Drivers
Recurring (Excluding Acquisitions) 3% 3% 2% 4% 4% 4%
Acquisitions 4% 0% 4% 3% 2% 2%
Total Recurring 7% 3% 6% 7% 6% 6%
Event-Driven -3% -1% -9% -1% -1% -1%
Distribution -1% -1% -8% 1% 1% 1%
TOTAL 3% 1% -11% 7% 6% 6%
(a) Consolidated Pre-sale and Post-sale Fulfillment and reclassified Pre-sale from event-driven to recurring revenues.
(b) Other Recurring Fee Revenue includes Matrix, NewRiver, StockTrans, Access Data, Forefield and Tax Reporting.
(c) Other event-driven includes 2.4M pieces for 3Q11, 2.0M for 3Q12, 6.9M for FY11 YTD and 5.8M for FY12 YTD, primarily related to corporate actions.
(d) Total Distribution revenues primarily include pass-through revenues related to the physical mailing of Proxy and Interims, as well as Matrix administrative services.
Note: Certain prior period amounts have been reclassified to conform with current period presentation.

SPS and Outsourcing Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
3Q11 3Q12 YTD FY11 YTD FY12 Type
Equity
Transaction-Based
Equity Trades (a)
40.7 $       36.4 $        109.3 $     108.1 $     RC
Internal Trade Volume 1,120         996               964             975
Internal Trade Growth 14% -11% 0% 1%
Trade Volume (Average Trades per Day in '000) 1,142         1,005            986             982
Non-Transaction Other Equity Services 77.0 $       86.3 $        227.5 $     248.7 $     RC
Total Equity 117.7 $     122.8 $       336.8 $     356.8 $
Fixed Income
Transaction-Based Fixed Income Trades (a) 12.3 $       13.6 $        35.4 $       40.1 $       RC
Internal Trade Volume 267             276               256             270
Internal Trade Growth 20% 3% 20% 6%
Trade Volume (Average Trades per Day in '000 270             299               257             294
Non-Transaction Other Fixed Income Services 9.3 $        10.8 $        28.1 $       33.5 $       RC
Total Fixed Income 21.6 $       24.4 $        63.5 $       73.7 $
Outsourcing
Outsourcing 14.6 $       22.1 $        41.3 $       58.4 $       RC
# of Clients
11               13                 11               13
Total Net Revenue as reported - GAAP 153.9 $     169.3 $       441.7 $     488.8 $     FY12 Ranges
Low High
Sales 3% 5% 4% 5% 5% 5%
Losses -2% -1% -4% -1% -1% -1%
Key
Net New Business 1% 4% 0% 4% 4% 4%
Revenue
Transaction & Non-transaction 6% 0% 4% 2% 1% 2%
Drivers
Concessions -1% -2% -2% -1% -1% -1%
Internal growth 5% -2% 2% 1% 0% 1%
Acquisitions 9% 8% 9% 6% 6% 6%
TOTAL 15% 10% 11% 11% 10% 11%
(a) Equities and Fixed Income trade volumes have been adjusted to exclude additional trades processed under fixed-price contracts and semi-variable step contracts.  The revenue related to these contracts was re-classified from 'Transaction-Based'.

Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time throughout the year.
Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the approval of its stockholders).
Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.
Mutual Funds (Supplemental Prospectuses) –
Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.
Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.
Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.
Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.
Refers to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-objecting beneficial owner (NOBO) lists, and corporate actions such as mergers, acquisitions, and tender offer transactions.
Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company’s proxy materials.
Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event." These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.
Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).
Equities –
Mutual Funds –
Contests –
Specials –
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) –
Transaction Reporting  –
Post-Sale Fulfillment –
Pre-Sale Fulfillment –
Other –
Other –
Proxy
Interims
Transaction Reporting
Fulfillment
Other Communications

Broadridge ICS Definitions